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                                                                    Exhibit 10.8

                         GUARANTEE AND SURETY AGREEMENT

            THIS GUARANTEE and Surety Agreement (the "Agreement" or the "Guaranty") is made and entered into the 1st day of October, 2002 by the undersigned (the "Guarantor"), for the benefit of COMMERCE BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note (as hereinafter defined).

            1. "Obligor" means RAIT PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware.

            2. OBLIGATIONS. "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Obligor to the Bank, whether absolute or contingent, direct or indirect, and arising out of: (i) the Loan and Security Agreement of even date herewith by and between Obligor and Bank (the "Loan Agreement") pursuant to which the Bank made a certain Line of Credit in the amount of Twenty Million Dollars ($20,000,000) available to Obligor; (ii) Obligor's promissory note of even date herewith in favor of Bank in the principal amount of Twenty Million ($20,000,000) Dollars (the "Note"); and (iii) all other documents executed by Obligor in favor of Bank in connection with the Loan Agreement and the Note.

            3. UNCONDITIONAL GUARANTY. In consideration of the existing Obligations, Guarantor, intending to be legally bound hereby, absolutely and unconditionally guarantees to the Bank the indefeasible payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations and all sums incurred by Bank in enforcing this Guaranty. The Obligations of the Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guarantee of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. This shall be an agreement of suretyship as well as of guaranty, and the Bank, following the occurrence of an Event of Default, as defined in the Loan Agreement, or any breach of the Guarantor's representations and warranties set forth in Section 15 hereof, and prior to making demand upon Obligor or any other party for payment, performance or satisfaction of any of the Obligations, may proceed directly against Guarantor.

            4. COST OF ENFORCEMENT. Guarantor agrees to pay the Bank all costs and expenses (including reasonable attorney's fees) at any time incurred by the Bank in the enforcement of this Guaranty against Guarantor.

            5. PAYMENT BY GUARANTOR. Payment by Guarantor is due upon demand by the Bank and is payable in immediately available funds in lawful money of the United States of America.
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            6. RELEASE OF GUARANTOR'S LIABILITY. Notwithstanding anything, including the provisions of Paragraph 3 of this Guaranty but subject to the provisions of Paragraph 11 of this Guaranty, Guarantor shall be released of all liability under this Guaranty upon the indefeasible payment by Obligor or Guarantor, in cash, of the full amount of the Obligations.

            7. CONTINUING GUARANTY. This Guaranty shall continue in full force and effect with respect to Guarantor and may not be revoked until all Obligations have been indefeasibly paid, performed and satisfied in full.

            8. WAIVERS AND CONSENTS BY GUARANTOR. Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following: (i) any waiver, inaction, delay or lack of diligence by the Bank in enforcing its rights against Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to Guarantor; (ii) the absence of any notice of the incurrence or existence of any Obligation; (iii) any action, and the absence of notice thereof to Guarantor, taken by the Bank or Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to Obligor or of any claim, right or remedy against Obligor or any property; (iv) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution; (v) any other action taken or omitted by the Bank in good faith with respect to the Obligations; (vi) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest; (vii) the waiver of any rights of the Bank under or any action taken or omitted by the Bank with respect to any other guaranty of the Obligations;
(viii) any amendment to the Loan Agreement, the Note or any other documents executed in connection therewith, including any increase in the amount of the Obligations; and (ix) all defenses arising out of suretyship.

            9. OTHER AGREEMENTS BY GUARANTOR. Guarantor agrees that there shall be no requirement that the Bank document its acceptance of this Guaranty, evidence its reliance thereon, or that the Bank take any action against any person or any property prior to taking action against the Guarantor. Guarantor further agrees that the Bank's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy or insolvency law. Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as the Bank may elect.

            10. SUBROGATION AND SIMILAR RIGHTS. Guarantor agrees that Guarantor will not exercise any rights with respect to the Bank or Obligor related to or acquired in connection with or as a result of its making of this Guaranty which Guarantor may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been indefeasibly paid in full. Until such time, any such rights against the Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which the Bank now or hereafter has


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against the Obligor. If any amount shall be indefeasibly paid to Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of the Bank, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to the Bank to be applied in whole or in part by the Bank against the Obligations, whether matured or unmatured, in such order as the Bank shall determine in its sole discretion. If Guarantor shall make payment to the Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full, Guarantor's right of subrogation shall be without recourse to and without any implied warranties by the Bank and shall remain fully subject and subordinate to the Bank's right to collect any other amounts which may thereafter become due to the Bank by the Obligor in connection with the Obligations.

            11. REINSTATEMENT OF LIABILITY. If any claim is made upon the Bank for repayment or recovery of any amount or amounts received by the Bank in payment or on account of any Obligations and the Bank repays all or part of said amount by reason of: (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property; or
(ii) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and Guarantor shall remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank.

            12. SECURITY; RIGHT OF SET-OFF. Guarantor hereby assigns to the Bank a security interest in any balance or assets in any deposit account or other account of Guarantor in or with the Bank other than the specifically excluded rental collection accounts or lockbox accounts held in connection with the loans made by Borrower to third parties (the "Accounts") whenever and so long as any of the Obligations shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff. In addition, the Bank, in addition to any other remedies set forth in this Guaranty, shall have the right at any time and from time to time without notice to Guarantor, any such notice being expressly waived by Guarantor and to the fullest extent permitted, to set off, to exercise any banker's lien or any right of attachment or garnishment and apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies at any time held by the Bank in the Accounts and other indebtedness at any time owing by the Bank to or for the account of Guarantor against any and all obligations of Guarantor now or hereafter existing under this Guaranty.

            13. FINANCIAL INFORMATION ON GUARANTOR. Guarantor agrees to provide to Bank, not later than ninety (90) days following the close of each fiscal year of Guarantor, income and expense statements, a balance sheet and changes in cash flow of Guarantor, in addition to any other information reasonably requested by the Bank at the end of the fiscal year of Guarantor (with comparative figures for the periods in the prior fiscal year of Guarantor). Such statements shall be prepared in accordance with GAAP and certified, without qualification, by an independent certified public accountant, satisfactory to Bank.


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            14. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with the Bank's rights and remedies against Guarantor under any existing or future agreement pertaining or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by the Bank in writing. If the Bank holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by the Bank in writing.

            15. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to the Bank as follows:

                  15.1 Organization, Good Standing, Due Qualification. Guarantor is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland; has full power and authority necessary to own and operate its properties and to carry on its business as it is now engaged and where and as contemplated; and is duly qualified to do business in, and is in good standing in every jurisdiction where the nature of Guarantor's business requires such qualification.

                  15.2 Power and Authority. The making, execution, issuance and performance by the Guarantor of this Agreement is within the powers of the Guarantor, have been duly authorized by all necessary action and are enforceable against the Guarantor.

                  15.3 Legally Enforceable Agreement. This Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against such Guarantor in accordance with its terms.

                  15.4 Location of Guarantor. Guarantor's principal executive office is maintained on the date hereof at 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103. Guarantor agrees immediately to notify Bank in the event of any change of this address.

                  15.5 No Violation. The execution, delivery and performance by Guarantor of this Agreement does not, and will not by the passage of time, the giving of notice or otherwise, (i) violate any provision of any law or regulation, (ii) violate the organizational documents of Guarantor, (iii) violate any judgment, order, decree, agreement, trust or other indenture or instrument to which Guarantor is a party or by which any of its property is bound or (iv) result in or require the creation or imposition of any lien with respect to any property now owned or hereafter acquired by Guarantor.

                  15.6 Financial Condition. The financial statements of Guarantor heretofore furnished to Bank are true, complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and present fairly the financial condition of Guarantor as of the dates thereof, and the results of Guarantor's operations for the periods therein ended. Since the date of the most recent financial statements provided by Guarantor to Bank, there has been no Material Adverse Change in the financial condition of Guarantor. So long as any portion of the indebtedness remains outstanding, Guarantor covenants and agrees to furnish, in form and substance satisfactory to


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Bank, not later than ninety (90) days following the close of each Fiscal Year of
Guarantor, income and expense statements, a balance sheet and changes in cash flow of Guarantor, in addition to any other information reasonably requested by the Bank at the end of the Fiscal Year of Guarantor (with comparative figures for the periods in the prior Fiscal Year of Guarantor). Such statements shall be prepared in accordance with GAAP and certified, without qualification, by an independent certified public accountant, satisfactory to Bank;

                  15.7 No Litigation, Employee Relations. There are no actions, suits or proceedings pending, or, threatened against or affecting the Guarantor or any of its assets, and the Guarantor is not in default in the performance of any agreement to which Guarantor is a party or is bound, or with respect to any order, writ, injunction, or any decree of any court, or any federal, state, municipal or other government agency or instrumentality, domestic or foreign, which if adversely determined with respect to any of the foregoing suits, proceedings, defaults, orders, writings, injunctions or decrees would have a Material Adverse Effect.

                  15.8 Compliance. Guarantor has all authorizations, consents, approvals, licenses, and exceptions from, and has made all registrations and filings with, and all reports to, all federal, state and local governmental bodies and agencies (collectively referred to as "Governmental Approvals") necessary for the conduct of its business and in connection with the making of this Guaranty, and the conduct of its business is not and has not been in violation of any such Governmental Approvals or any applicable federal or state law, rule or regulation, including ERISA, the failure of which to obtain or to comply with would, in any such case, have a Material Adverse Effect on the Guarantor, individually or in the aggregate. The Guarantor does not require any Governmental Approvals to enter into, or perform under, this Guaranty. There are no actions or investigations pending or threatened against or affecting the Borrower before any governmental authority which could result in a Material Adverse Change in any of the Guarantor's business prospects or the ability of the Guarantor to conduct its business in a manner consistent with past operations and financial results.

                  15.9 Taxes. Guarantor's Federal EIN is 23-2919819. Guarantor has paid, when due, all taxes, governmental charges and assessments levied against Guarantor or any of its assets, except for taxes, charges or assessments which are not overdue or which are being contested in good faith and by appropriate proceedings with adequate reserves therefor being available or having been set aside.

                  15.10 Environmental. The Guarantor has, in the conduct of its business and the ownership and use of all real property, complied, in all material respects, with all federal, state and local laws, rules, regulations, judicial decisions and decrees pertaining to the use, storage, transportation or disposal of hazardous waste or toxic materials.

                  15.11 Debt. Except as reflected in the Financial Statements furnished to Bank or in the notes thereto, Guarantor has no Debt, nor has Guarantor guaranteed the payment or performance of any debts or obligations of any other Person except for the guarantee of checks or other negotiable instruments for collection in the ordinary course of Guarantor's business or debts from time to time of its subsidiaries or any entities under its control.


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                  15.12 Solvent. Guarantor is currently Solvent. "Solvent" means that Guarantor: (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage;
(b) is able to pay its debts as they mature; or (c) owns property whose fair salable value is greater than the amount required to pay its debts.

            If any of the foregoing representations and warranties are breached by the Guarantor, then the Bank may make immediate demand against the Guarantor for payment under this Guaranty, whether or not any Obligations are then due and owing.

            16. MISCELLANEOUS.

                  16.1 No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Bank, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  16.2 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  16.3 The obligations of Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantor may now or hereafter have against Bank or Obligor, except payment of the Obligations, and shall not be affected by any change in Obligor's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Obligor.

                  16.4 This Guaranty shall; (i) be binding on Guarantor and its successors and assigns; and (ii) inure, together with all rights and remedies of Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of any of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank.

                  16.5 This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

            17. LIMITATION ON INDIVIDUAL LIABILITY. No recourse shall be had by the Bank for any claims based on this Agreement or otherwise against any member, officer, employee, partner, trustee or agent of the Guarantor or of the Obligor in his or her individual capacity, except to the extent arising out of a breach of a fiduciary duty, all such liabilities, if any, being expressly waived and released by the Bank.

            18. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP EVIDENCED HEREBY, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO


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THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT LOCATED IN THE COMMONWEALTH OF
PENNSYLVANIA IN ANY COUNTY IN WHICH THE BANK HAS AN OFFICE OR A BRANCH, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING. THE GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO GUARANTOR.

            19. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK EACH KNOWINGLY AND WITH FULL CONSENT DO HEREBY WAIVE AND RELEASE ALL RIGHTS TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

            IN WITNESS WHEREOF, Guarantor has executed this Guaranty as an instrument under seal as of the day and year above written, intending to be legally bound hereby.

                                             RAIT INVESTMENT TRUST


                                             By: /s/ Scott Schaeffer
                                                 ------------------------------
                                                 Name:  Scott Schaeffer
                                                 Title: President


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